Investor Presentation

April 2022

HireQuest Inc.™

Safe Harbor Statement

This presentation and other documents referenced herein include, and our officers and representatives may from time to time make or provide, certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act including, among others, statements with respect to the Company's future revenues, including opportunities to expand revenues without compromising margins, system-wide sales, earnings and income, profitability, the impact of any global pandemic including the coronavirus disease ("COVID-19"), strategies, including with respect to future acquisitions and conversion to franchises, system sales, revenue, expenses, or income at the corporate or franchisee level, our plans to expand geographically and increase national accounts, prospects, the benefits of our California trademark license arrangement, capital outlays, consequences, and all other statements that are not purely historical and that may constitute statements of future expectation. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "effect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on current beliefs, expectations, and assumptions regarding the future of our business, future plans, and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will occur, and our actual results may be significantly different. You should not place undue reliance on forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2021 that is available on our website: http://www.hirequest.com or on the SEC's website. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

220+ Locations

168+ Franchisees

6000+ Clients Nationwide

National Reach, Local Ownership

- **Leading national franchisor** of on-demand, executive search, and commercial staffing services
- Profitable franchise-business model with **multiple growth drivers**
- **Proprietary, purpose-built software** supports franchisees

Investor Highlights

Strong Financial Performance

- Multiple recurring revenue streams
- Strong balance sheet with low debt
- Franchise-centric model proved resilient to pandemic
- Quarterly dividend

Differentiated Franchisor Model

- Profitable, franchise-centric model yields substantial operating leverage as the business grows
- Higher margins and less volatility than non-franchised staffing companies
- Asset light, scalable operations

Organic & Acquisitive Growth

- 13 new organic locations (net) opened in 2021
- 7 acquisitions since beginning of 2021
- Franchise model replicable outside of HQI's current core markets

Staffing Solutions Leader with Diverse Service Offerings

On-Demand Staffing	HireQuest Direct	• Flexible labor solutions, per diem • **Key Client Verticals:** construction, hospitality, landscaping, janitorial, special events
Commercial Staffing	Snelling HireQuest Link	• Short and long-term labor solutions • **Staffing Services:** skilled trades, permanent placement, medical • **Key Client Verticals:** warehousing/logistics, hospitals, manufacturing, office workers, retail
Executive & Professional Search	Northbound Executive Search	• Executive and professional placement solutions tailored specifically to client expectations • **Staffing Services:** executive search, short-term consulting • **Key Client Verticals:** accounting & finance, legal & compliance, consulting/temporary
Vertical-Focused Staffing	DriverQuest HireQuest Health	• Labor solutions coupled with industry specific knowledge • **Staffing Services:** on-demand, temp-to-hire, permanent placement • **Key Client Verticals:** trucking (long-haul and last-mile), dental, and medical

HireQuest Targeting 89% of the Total Staffing Market

Current offerings target virtually all segments of the $161 billion staffing and recruiting market



HIREQUEST DIRECT
HIREQUEST
IT 11%
Health Care 8%
Professional 21%
Office / Clerical 24%
Light Industrial / Blue-Collar 36%
$58B TAM
IT 11%
Health Care 8%
Professional 21%
Office / Clerical 24%
Light Industrial / Blue-Collar 36%
$143B TAM

HIREQUEST DIRECT
HIREQUEST
+
SNELLING
LINK
DentalPower
DICKASON
DUBIN GROUP
NORTHBOUND EXECUTIVE SEARCH

Source: American Staffing Association – 2019 National Staffing Statistics – measured by sales

Coast-to-Coast Coverage


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9
10
5
2
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3
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1
7
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15
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1
HQI Franchisee Offices
HQI Licensed Offices

+220 Franchised and Licensed Offices Nationwide

- Concentration of branches in established and emerging regions
- Regional branches provide local brand recognition
  - Local market opportunities and trends are more readily identified
- Diverse staffing offerings allow for multiple locations in many markets

Financial Highlights

HireQuest generated significant momentum through 2021

2021 Results

$354.3M
System-Wide Sales

$21.5M
Total Revenue

$11.8M
Net Income

$0.87
Diluted EPS

$14.7M
Adjusted EBITDA[1]

System-Wide Sales Exceeding Pre-Pandemic Levels



($ in millions)
Pro Forma Q4 '19 of $102.9 million[2]
$67.9
$56.5
$44.1
$55.6
$54.7
$56.1
$89.7
$101.9
$106.8
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21

1) Non-GAAP financial measure. EBITDA adjusted for stock-based compensation, WOTC related costs, non-recurring charge to notes receivable, and acquisition-related income and expenses. See appendix for further detail.
2) Q4 2019 pro forma system sales includes $35 million in system sales from Snelling and Link.

Compelling Recurring Revenue Model

Franchise Royalties

- Royalty from franchisees for back-office support services including:
  - Business, financial, marketing and operational support services
  - National account sales
  - Software
  - Administrative and technical support

License Fees (California)

- Fee received for use of trademarks in California:
  - Minimal associated operating costs

Service Revenues

- Generate fees from:
  - Payroll / receivables financing
  - Financing for start-up operations or business disruptions

Hypothetical Single Branch

System Sales				Revenue to HQI		HQI Expenses		HQI Net Income
~$2.1 million Franchisee Revenue	✖	~6.5% Blended Royalty Rate & Service Revenue	➡	~$136,500 HQI Revenue	−	~3% of System Sales	=	~$73,500 (~3.5% of System Sales)

Building Holistic Value Under the Franchise Model

Candidates

- One-stop shop matching qualified candidates with available work
- Same-day pay for on-demand temporary employees

Customers

- Trusted name with national footprint
- Diverse full-service staffing solutions
- HQI-sponsored workers' compensation and liability insurance programs reduce customer costs

HIREQUEST

Franchisees

- Up to 100% financing of new franchise openings with reasonable repayment terms
- Established brand names
- Workers' compensation insurance protects franchisees from operational risk
- Incentive program aligns franchisee goals with management's expectations

Shareholders

- Multiple recurring revenue streams
- Aggressive expansion strategy to drive revenue and enhance margins
- Minimal capital outlays
- Franchise model drives immediate returns

Benefits of the Franchise Solution

HireQuest Inc. Franchise Model

Incentive Alignment

- Franchisees are owners and drive branch-level performance and management expectations

Expense Control

- Less need for regional/middle management, significantly reduces operating expenditures
- Providing lower cost payroll financing and workers compensation insurance to franchisees

Enhanced Economic Resiliency

- Exposure to diverse set of customer verticals and recurring revenue streams helps mitigate HQI's exposure to economic risk

National Scale Drives Local Service

- National accounts, payroll financing and technology solutions reduce franchisee workload to drive stronger staffing operations at the local level

Traditional Staffing Model

Fluctuating Compensation

- Difficult to incentivize employees profitably - variable compensation structures across locations/verticals can result in inconsistent performance

Obstacles to Expense Control

- Additional management required as offerings and locations grow
- Small-mid scale competitors may have a harder time obtaining low-cost financing and adequate workers compensation programs at reasonable costs

Increased Exposure to Economic Risk

- Current economic environment largely impacts cyclical performance

Well-Positioned for the Future

Expanding Verticals & Offerings	✓ Franchisees and their customers benefit from HQI's commitment to sustainable expansion ✓ Expand Snelling Medical footprint – significant opportunities across the HQI brand portfolio footprint ✓ Build DriverQuest – substantial growth opportunities in long-haul and last-mile drivers
Growing Franchisees and Geographic Footprint	✓ Commercial staffing market is underserved; favorable environment for new franchisees ✓ HQI's proven returns and ancillary services attract franchisees ✓ Leveraging opportunities to expand national reach (Upper-Midwest) ✓ Royalty credits and financing assistance are strong incentives
Increasing National Accounts	✓ Scale combined with unique royalty business model expected to drive growth in National Accounts ✓ Significantly expanded footprint increases relevance to national and global customers
Acquisitions	✓ Acquisition strategy benefitting from fragmented on-demand labor industry ✓ Near immediate return through conversion to franchise model ✓ Targeting ancillary businesses

Contact Us

HireQuest, Inc.
David Hartley, Director of Corporate Development
111 Springhall Drive
Goose Creek, SC 80235
Tel (800) 835-6755
cdhartley@hirequest.com

IMS Investor Relations
Investor Relations
John Nesbett / Jennifer Belodeau
Tel (203) 972-9200
hirequest@imsinvestorrelations.com

Appendix

HireQuest Inc.

Statement of Operations

($ in thousands)

	Three months ended		Year ended	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
System-Wide Sales[1]	**$ 106,759**	**$ 55,627**	**$ 354,265**	**$ 210,917**
Franchise royalties	$ 6,067	$ 3,230	$ 21,317	$ 12,793
Staffing revenue, owned locations	231	-	231	-
Service revenue	471	176	1,212	1,016
Total revenue	**6,769**	**3,405**	**22,760**	**13,809**
Cost of staffing revenue, owned locations	(171)	-	(171)	-
Gross profit	**6,599**	**3,405**	**22,589**	**13,809**
Selling, general and administrative expenses	4,437	2,158	13,364	8,700
Depreciation and amortization	498	33	1,563	129
Income from operations	**1,663**	**1,215**	**7,662**	**4,979**
Other miscellaneous income	723	77	4,571	459
Interest income	127	161	412	712
Interest and other financing expense	(90)	(10)	(157)	(50)
Net income before income taxes	**2,424**	**1,443**	**12,488**	**6,100**
Provision (benefit) for income taxes	230	86	638	741
Net income	**$ 2,194**	**$ 1,356**	**$ 11,850**	**$ 5,359**
Earnings per share				
Basic	$ 0.16	$ 0.10	$ 0.88	$ 0.40
Diluted	$ 0.16	$ 0.10	$ 0.87	$ 0.39

1) HireQuest system-wide sales do not include pro forma adjustments for the Snelling or Link acquisitions.

Summary Balance Sheets

$ in thousands

	Year ended	
	December 31, 2021	December 31, 2020
ASSETS		
Current assets		
Cash	$ 1,256	$ 13,667
Accounts receivable, net of allowance for doubtful accounts	38,239	21,344
Other current assets	2,510	3,957
Total current assets	42,004	38,969
Property and equipment, net	4,454	3,193
Franchise agreements, net	18,848	-
Other intangible assets, net	8,078	343
Other assets	3,968	6,590
Total assets	$ 77,352	$ 49,095
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 1,126	$ 457
Line of credit	171	-
Term loan payable	210	-
Other current liabilities	19,964	8,999
Total current liabilities	21,471	9,456
Term loan payable, net of current portion	2,856	-
Other liabilities	6,289	3,275
Total liabilities	30,617	12,731
Stockholders' equity	46,735	36,364
Total liabilities and stockholders' equity	$ 77,352	$ 49,095

Reconciliation of Non-GAAP Financial Measure

$ in thousands

Net Income to Adjusted EBITDA[1]	For the Trailing Twelve Months (TTM) ended December 31, 2021
Net Income	$ 11,850
Interest	157
Taxes	638
Depreciation & Amortization	1,563
WOTC related costs	595
EBITDA	$ 14,803
Non-cash compensation	2,327
Non-recurring acquisition related charges, net	(2,693)
Non-recurring charge to notes receivable	307
Adjusted EBITDA[1]	$ 14,744

NOTE: Does not include pro forma adjustments for either the Snelling or Link acquisitions.
1) Non-GAAP financial measure.